SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 23, 2003



Commission           Registrant; State of Incorporation;     I.R.S. Employer
File Number           Address; and Telephone Number         Identification No.
-----------          -----------------------------------    ------------------

333-21011            FIRSTENERGY CORP.                         34-1843785
                     (An Ohio Corporation)
                     76 South Main Street
                     Akron, Ohio  44308
                     Telephone (800)736-3402





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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.        Description
-----------        -----------
   99.1            Press Release issued by FirstEnergy Corp., dated
                   October 23, 2003
   99.2            Consolidated Report to the Financial Community, dated
                   October 23, 2003

Item 12.  Results of Operations and Financial Condition

         On October 23, 2003, FirstEnergy Corp. issued two public announcements, which are attached as Exhibits 99.1, and 99.2 hereto and incorporated by reference. FirstEnergy's Press Release and Consolidated Report to the Financial Community contain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States, or GAAP. Pursuant to the requirements of Regulation G, FirstEnergy has provided quantitative reconciliations within the Press Release and Consolidated Report to the Financial Community of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

         The Press Release and Consolidated Report to the Financial Community include normalized earnings per share, which is not calculated in accordance with GAAP because it excludes the impact of "unusual items". Unusual items reflect the impact on earnings of events that are not routine, are related to prior periods, are related to discontinued businesses or are the cumulative effect of an accounting change. Management believes presenting normalized earnings calculated in this manner provides useful information to investors in evaluating the ongoing results of FirstEnergy's businesses and assists investors in comparing the company's operating performance to the operating performance of others in the energy sector. FirstEnergy's management frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons as well as comparisons to the performance of peer companies.

         The non-GAAP information presented in the Press Release and Consolidated Report to the Financial Community should be considered in addition to, and not as a substitute for, reported earnings per share prepared in accordance with GAAP.


         Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "expect," "believe," "estimate," and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions, availability and cost of capital, inability of the Davis-Besse Nuclear Power Station to restart (including because of any inability to obtain a favorable final determination from the Nuclear Regulatory Commission) in the fall of 2003, inability to accomplish or realize anticipated benefits of strategic goals, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003, regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, and other factors discussed from time to time in FirstEnergy's Securities and Exchange Commission filings, including its annual report on Form 10-K (as amended) for the year ended December 31, 2002, its Form 10-Q for the quarter ended June 30, 2003 and under "Risk Factors" in the Prospectus Supplement dated September 12, 2003 to the Prospectus dated August 29, 2003 (which was part of the Registration Statement-SEC File No. 333-103865) and other similar factors.


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                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



October 23, 2003



                                           FIRSTENERGY CORP.
                                           -----------------
                                              Registrant





                                       /s/  Harvey L. Wagner
                                 -----------------------------------------
                                            Harvey L. Wagner
                                        Vice President, Controller
                                       and Chief Accounting Officer






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